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                                                                   EXHIBIT 10.25

                                                           [English Translation]

                               Repayment Agreement

This Repayment Agreement (this "Agreement") is entered into by and among the following parties:

Party A: Baoding Tianwei Yingli New Energy Resources Co., Ltd.
Address: No. 3055, Fuxing Zhong Road, Baoding 071051
Legal representative: DING Qiang
Contact Person: LIU Conghui
Telephone: 0312-310053
Fax: 0321-3151881

Party B: China Foreign Economic and Trade Trust & Investment Co., Ltd.
Address: Suite 808, Sinochem Building, No.2 Fuxing Men Wai Avenue, Beijing
100045
Legal representative: FENG Zhibin
Contact Person: ZHANG Kun
Telephone: 010-88078808
Fax: 010-88078841

Party C: Yingli Green Energy Holding Company Limited
Correspondence Address: No.3055, Fuxing Zhong Road, Baoding 071051 Contact Person: LIU Conghui
Telephone: 0312-310053
Fax: 0321-3151881

Party D: China Sunshine Investment Co., Ltd.
Correspondence Address: International Investment Tower, No. 7 Fu Cheng Men Wai Avenue, Beijing
Contact Person: YANG Jiangquan
Telephone: 010- 68095008
Fax: 010-68095032

WHEREARES, Party A and Party B signed the "(Loan) Agreement" [contract series #:
FOTIC (Tianwei Yingli) 2006--Q062001001] (hereinafter called "Loan Agreement"), by which Party B extended to Party A a loan with the principal amount of RMB Eighty Five Million Six Hundred Thirty Five Thousand Yuan (hereinafter called "Loan") on May 18, 2006.

WHEREARES, through friendly consultation, Party A and Party B agree that Party A may prepay the Loan on or before December 31, 2006.


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WHEREARES, as Party A's shareholder, Party C agrees to grant Party D a warrant in relation to Party C's ordinary shares, by which Party D has the right to purchase Party C's ordinary shares.

NOW, THEREFORE, adhering to the principles of equality and mutual benefit, the Parties to this Agreement hereby agree as follows:

Article 1 Party A shall repay to Party B on or before December 31, 2006 the principal of the Loan at the amount of RMB Eighty Five Million Six Hundred Thirty Five Thousand Yuan, and the interests of the Loan at the amount of RMB One Million Three Hundred Nineteen Thousand Eight Hundred and Ten Yuan (assuming that the repayment occurs on December 31, 2006 and there are 360 days in a calendar year; in case Party A makes the repayment before December 31, 2006, the interests shall be adjusted downwards according to the actual calendar days). The total amount of the repayment shall be RMB Eighty Nine Million Nine Hundred Fifty Four Thousand Eight Hundred and Ten Yuan.

           If Party A fails to make the repayment in accordance with the above provision on December 31, 2006, a penalty of 0.05% of the outstanding amount shall be paid by Party A to Party B per overdue day.

Article 2 On the day that this Agreement is executed, Party C shall grant to Party D a Warrant substantially in the form and substance attached hereto as Appendix A (the "Warrant"), by which Party D shall be entitled to purchase Party C's ordinary shares within forty five days after Party A has made repayment in accordance with Article 1 of this Agreement.

Article 3 Party C acknowledges that Party B and/or Party D have provided Party C with relevant documents of Party D ("relevant documents"), and there is no need for Party D to provide Party C for the granting of the Warrant with any documents other than those listed in this Article. For the purpose of this Agreement, the "relevant documents" shall refer to:

          (1) the certificate of incorporation of Party D or any other documents evidencing the legal organization of the overseas company;

          (2) The shareholder registration certificate of Party D or other documents evidencing the identity of the shareholders of the overseas company;

          (3)  The share certificates of Party D;

          (4) The personal identity certification documents of Party D's shareholders, directors and senior management; and

          (5) A statement signed by Party D substantially in the form and substance attached hereto as Appendix B.

          Notwithstanding the above provisions, Party B and Party D acknowledge that


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          when Party D exercises its subscription rights in accordance with the
          Warrant, if the fund for the share purchase is from a third party company, Party D shall provide Party C with the following documents in order to prove the legality of such fund:

          (1)  The certificate of incorporation of such third party company;

          (2)  a list of directors and officers of such third party company;

          (3) a list of shareholders holding more than 10% shares in such third party company, and their personal identity certification documents;

          (4) a brief description of the business of such third party company and the audited financial reports of its latest fiscal year; and

          (5) the contractual documents evidencing the relationship between Party D and such third party company in respect of such fund (i.e. a loan agreement or an entrusted payment notice).

          If Party D's fund is from other sources, then in order to prove the legality of such fund, Party D shall provide Party C with relevant evidencing documents to the satisfaction of Party C.

Article 4. Party B and Party D shall jointly guarantee that Party D's purchase of Party C's ordinary shares is in compliance with the provisions of any applicable laws and regulations.

Article 5. This agreement shall become effective after it is executed by the authorized representatives of the Parties hereto. Party A and Party B explicitly agree that the Loan Agreement shall be terminated on the day when this Agreement becomes effective.

Article 6 In case there are any discrepancies between this Agreement and the Loan Agreement, this Agreement shall prevail.

Article 7 This Agreement shall be governed by the laws of the PRC. Any disputes arising out or in connection with this Agreement shall be resolved by the Parties hereto through consultation. In the event that a settlement cannot be reached through consultation, any Party may submit such disputes to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its then effective arbitration rules. The arbitral award shall be final and binding upon the Parties.

Article 8 This Agreement shall be executed in four originals, with each party holding one of them, and they shall have the equal legal effect.

                           (Signature Page to Follow)


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IN WITNESS WHEREOF, the following Parties have caused this Agreement to be executed as of the date first written above:

Baoding Tianwei Yingli New Energy       China Foreign Economic and Trade
Resources Co., Ltd.                     Trust & Investment Co., Ltd.
           (corporate seal)                         (corporate seal)


/s/ Liansheng Miao                      /s/ Mingde Zhang
-------------------------------------   ----------------------------------------
Legal Representative:                   Legal Representative:
(or authorized proxy)                   (or authorized proxy)

Party C: Yingli Green Energy Holding Company Limited
                   (corporate seal)


Authorized Representative: /s/ Liansheng Miao
                           -------------------------------------


Party D: China Sunshine Investment Co., Ltd.
                    (corporate seal)


Authorized Representative: /s/ Jiangquan Yang
                           -------------------------------------


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Appendix A

                               Form of the Warrant
                              (provided separately)


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Attachment B

                              Form of the Statement

                                    Statement

Baoding Tianwei Yingli New Energy Resources Co., Ltd.:

For the purpose of subscription of the shares issued overseas by Yingli Green Energy Holding Company Limited ("Yingli Cayman"), the foreign shareholder of your company, we hereby represent and warrant as follows:

1. We are a limited liability company duly organized and existing under the laws of British Virgin Islands;

2. Our subscription of the shares issued overseas by Yingli Cayman will not conflict with our Articles of Association and any uncompleted commitments or obligations of contractual or other nature, or any laws, regulations, statutes or government orders that bind upon us;

3. There is no direct or indirect affiliation or controlling relationship between us and China Foreign Economic and Trade Trust & Investment Co., Ltd ("FOTIC"), or the entrusted party and beneficiary that provided loans to your company through FOTIC. For the purpose of this term, "affiliation or controlling relationship" shall refer to the "controlling" relationship defined in Article 1 of the "Notice of the State Administration of Foreign Exchange on Issues Regarding Foreign Exchange Administration in Financing and Returning Investment by Domestic Residents through Overseas Special Purpose Enterprises" (Huifa [2005] No.75).

If the foregoing representations and warranties made by us are proved in any material respects to be incorrect, incomplete, misleading, or inaccurate, we will indemnify any and all losses that might be incurred thereof to your company and Yingli Cayman.

The Statement is hereby made.


                                        ----------------------------------------
                                        Luo Ming
                                        On behalf of
                                        China Sunshine Investment Co., Ltd.


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